                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

[X] Filed by the Registrant

[_] Filed by a party other than the Registrant

Check the appropriate box:

  [_] Preliminary Proxy Statement

  [_] Confidential, for Use of the Commission Only [as permitted by
      Exchange ActRule 14(a)-6(e)(2)]

  [X] Definitive Proxy Statement

  [_] Definitive Additional Material

  [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          FINE.COM INTERNATIONAL CORP.
             -----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee:

  [X] No fee required.

  [_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2),
      or Item 22(a)(2) of Schedule 14A.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and how determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

  [_] Fee paid previously with written preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

      (1) Amount previously paid:

      (2) Form, schedule or registration statement number:

      (3) Filing party:

      (4) Date filed:

                              [LOGO OF FINE.COM]

                         1525 FOURTH AVENUE, SUITE 800
                           SEATTLE, WASHINGTON 98101

                                          May 13, 1998

Dear Shareholder:

  You are cordially invited to attend the 1998 Annual Meeting of Shareholders of fine.com International Corp., to be held at 10:00 a.m., local time, on Thursday, June 11, 1998. The Annual Meeting will be held in the Century Square Plaza Building, 16th Floor, Room 1625, located at 1501 Fourth Avenue, Seattle, Washington.

  At the Annual Meeting, you will be asked to elect six directors to the Company's board of directors, to ratify the appointment of the Company's independent auditors and to take any other action that is properly brought before the meeting. Information about each of the nominees for election as director and the Company's independent auditors is included in the accompanying Proxy Statement. Please give this material your careful attention.

  Effective on April 2, 1998, the Company changed its name from "fine.com Corporation" to "fine.com International Corp." We believe the Company's new name more accurately reflects the identity and vision of the corporation. As you may know, in the past several months, the Company has opened new offices in Los Angeles, Washington D.C. and just outside of London, England. In addition, the Company is establishing a presence in Tokyo, Japan through its joint feasibility study with Mitsui & Co., Ltd., thereby furthering the Company's international vision. The name change will have no practical effect on the Company's shareholders, and the Company's common stock will continue to be listed on The Nasdaq SmallCap Market under the symbol "FDOT."

  Whether or not you plan to attend the Annual Meeting, it is important that your shares be voted. I encourage each of you to complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

  I personally look forward to greeting as many of our shareholders that can be attend.

                                          Sincerely,

                                          Daniel M. Fine
                                          Chief Executive Officer

                         FINE.COM INTERNATIONAL CORP.
                         1525 FOURTH AVENUE, SUITE 800
                           SEATTLE, WASHINGTON 98101

                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, JUNE 11, 1998

To our Shareholders:

  The 1998 Annual Meeting of Shareholders of fine.com International Corp., a Washington corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, June 11, 1998. The Annual Meeting will be held in the Century Square Plaza Building, 16th Floor, Room 1625, located at 1501 Fourth Avenue, Seattle, Washington, to consider and vote upon the following proposals:

  1.  To elect six directors to the Company's Board of Directors;

  2.  To ratify the appointment of the Company's independent auditors; and

  3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

  The above proposals are more fully described in the Proxy Statement which follows. Only holders of shares of Common Stock of record at the close of business on April 21, 1998, are entitled to notice of and to vote at the Annual Meeting, and any and all adjournments thereof.

                                          By Order of the Board of Directors,

                                          James P. Chamberlin, Secretary

Seattle, Washington
May 13, 1998


                                   IMPORTANT

 Whether or not you plan to attend the meeting, we urge you to vote, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope. This will ensure the presence of a quorum at the meeting. The giving of your proxy does not affect your right to revoke it later or vote your shares in person at the meeting if you desire to do so.

                         FINE.COM INTERNATIONAL CORP.
                         1525 FOURTH AVENUE, SUITE 800
                           SEATTLE, WASHINGTON 98101

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 11, 1998

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of fine.com International Corp., a Washington corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific Time on Thursday, June 11, 1998, or at any continuation or adjournment thereof (the "Annual Meeting"). At the Annual Meeting, shareholders will be asked to elect directors to the Company's Board of Directors and to ratify the Company's appointment of its independent auditors. The Annual Meeting will be held in the Century Square Plaza Building, 16th Floor, Room 1625, located at 1501 Fourth Avenue, Seattle, Washington. The Notice of Annual Meeting, this Proxy Statement and proxy card are first being mailed to shareholders on or about May 13, 1998.

VOTING AND OUTSTANDING SHARES

  Holders of record of the Company's Common Stock at the close of business on April 21, 1998 (the "Record Date") are entitled to notice of and to vote at this Annual Meeting. At the close of business on the Record Date there were 2,415,935 shares of Common Stock issued and outstanding. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters for which such holders are entitled to vote at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions.

QUORUM

  The holders of a majority of the outstanding shares of Company Common Stock entitled to vote must be present in person or by proxy at the Annual Meeting to comprise a quorum. Shares of Common Stock represented by proxies that are marked "abstain" or that are not marked as to any particular matter will be counted as shares present for the purpose of determining the existence of a quorum on all matters. In the event a quorum is not present in person or by proxy at the Annual Meeting, the Annual Meeting is expected to be adjourned or postponed. In both the election of directors and ratification of the independent auditors at the Annual Meeting, abstentions will not be counted because they are not considered votes cast. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for the purpose of determining the existence of a quorum on all matters, but will not be treated as shares voted at the Company Annual Meeting as to any proposal as to which authority to vote is withheld by the broker.

SOLICITATION OF PROXIES

  The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and the form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. In addition to use of the mail, proxies may be solicited by officers, directors and other regular employees of the Company by telephone, facsimile or personal solicitation, and no additional compensation will be paid to such persons. In addition, the Company intends to employ and pay the fees and expenses of Beacon Hill Partners, Inc., a firm engaged in the business of soliciting the return of proxies, at an approximate cost of $1,750 plus reasonable expenses. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

REVOCABILITY OF PROXIES

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by written notice to the Secretary of the Company at the Company's address at 1525 Fourth Avenue, Suite 800, Seattle, Washington 98101 received before June 11, 1998, or by written notice delivered in person at the Annual Meeting to the Secretary prior to the commencement of the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

  Shareholder proposals that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company not later than January 13, 1999, in order to be included in the proxy statement and proxy relating to such meeting. In addition, any proposals to be brought before the shareholders at such meeting must comply with the procedural requirements contained in the Company's bylaws.

                               ----------------

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Board of Directors is presently composed of six directors. Each director serves a term of one year until the next annual meeting of the shareholders and the election and qualification of his successor, or until his earlier death, resignation or removal. Directors are elected by a plurality of the votes present in person or represented by proxies and entitled to vote at the Annual Meeting. Unless instructions to the contrary are specified in a properly signed and returned proxy, the proxies will be voted in favor of the nominees listed below.

  All nominees for election are currently directors of the Company. If any of the nominees should become unable or unwilling to serve, the proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose. Each of such nominees has agreed to serve if elected and management has no reason to believe that any of such nominees will be unable to serve.

  Set forth below is biographical information for the nominees for election as director:

   NAME                     AGE POSITION
  --------------------------------------------------------------------------
                                Chairman of the Board and Chief Executive
   Daniel M. Fine.......... 39     Officer
   James P. Chamberlin..... 37  Director, Chief Financial Officer, and Chief
                                 Operating Officer
   Herbert L. Fine......... 66  Director
   Frank Hadam............. 69  Director
   Norman W. Lauchner...... 77  Director
   Anthony C. Naughtin..... 42  Director

  DANIEL M. FINE founded the Company in 1994 and since its inception has served as its Chief Executive Officer and Chairman of the Board. From September 1991 through January 1994, Mr. Fine was a partner in Kobasic Fine Hadley, an advertising agency, where he also served as vice president of marketing. Kobasic Fine Hadley was created in 1990, after the merger of Kobasic Hadley, an advertising agency, with Fine Advertising, an agency founded by Mr. Fine in 1987. From 1984 to 1986, Mr. Fine was an associate marketing/media manager with the New York advertising agency of Levine,

Huntley, Schmidt & Beaver. Mr. Fine holds a B.A. from Washington State University. Mr. Fine is the son of Herbert L. Fine, a Director, and Mr. Fine is related by marriage to Mr. Hadam, a Director.

  JAMES P. CHAMBERLIN joined the Company in July 1995 as Chief Financial Officer. Mr. Chamberlin has served as a Director of the Company since July 1996 and as Chief Operating Officer since September 1997. From March 1989 to July 1995, Mr. Chamberlin served as controller of Pinnacle Productions International, Inc., a video special effects and post production company. From September 1985 to March 1989, Mr. Chamberlin was on the audit staff of Ernst & Young LLP in its Seattle, Washington office. Mr. Chamberlin holds a B.A. from the University of Washington.

  HERBERT L. FINE has been a Director of the Company since October 1994. Since January 1996, Mr. Fine has been a partner of FINE/EDGE, a marketing consulting firm which has been retained to provide services to Toyota Motor Sales, USA., Inc. From March 1991 to December 1995, Mr. Fine served as senior vice president, chief operating officer and a director of Kogei America, Inc., a sales promotion company. From 1974 to 1991, Mr. Fine served Dancer-Fitzgerald-Sample Advertising as vice president and director of promotion services. Mr. Fine holds a B.A. in Communication Arts from Michigan State University. Mr. Herbert Fine is the father of Daniel M. Fine.

  FRANK HADAM has been a Director of the Company since October 1994. Mr. Hadam retired in 1991. From 1986 to 1991, Mr. Hadam served as a communications consultant to Bell Communications Research ("Bellcore"). Prior to that time, Mr. Hadam served in various capacities at Michigan Bell, AT&T, Bell Labs, and Bellcore where he worked on the design and implementation of international private data networks. These analog and digital networks served both large business customers and the U.S. Government. His experience includes development and manufacture of electronic switching systems, electronic tandem networks, private virtual networks, software defined networks, T-1 transmission systems, microwave transmission and fiber optics. Mr. Hadam holds a B.S. from Lyle University. Mr. Hadam's daughter is married to Daniel M. Fine.

  NORMAN W. LAUCHNER has been a Director of the Company since December 1996. From November 1994 to January 1998, Mr. Lauchner served as Managing Director/Pacific region of The Advertising Council, Inc., a non-profit corporation that is the nation's largest provider of public service advertising. From 1975 until his retirement in 1985, Mr. Lauchner served as President of Dancer-Fitzgerald-Sample's Southern California Division. From 1973 to 1975, Mr. Lauchner served as Executive Vice President of Dancer-Fitzgerald-Sample, Inc. in New York, and from 1973 to 1983 he was a Director of DFS Holdings, Inc., the agency's parent.

  ANTHONY C. NAUGHTIN has been a Director of the Company since December 1996. Mr. Naughtin founded InterNAP Network Services Corporation, a high performance Internet/Intranet and IP network services outsourcing company, for which he has served as president and chief executive officer since May 1996. From May 1995 to May 1996, Mr. Naughtin served as vice president of Commercial Network Services and a director of ConnectSoft, Inc., a retail software and network services company. From 1992 to May 1995, Mr. Naughtin served as director of sales for NorthwestNet, Inc., which was a regional NSFNET/Internet company. Mr. Naughtin holds a B.A. from the University of Iowa and a J.D. from Creighton School of Law.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED
                                    ABOVE.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

  The Board of Directors has an Audit Committee and a Compensation Committee. There is no standing nominating committee. Messrs. Hadam and Naughtin serve on the Audit Committee, which reviews the Company's internal controls and recommends to the Board of Directors the engagement of the Company's independent accountants, reviews with such accountants plans for and the results of their examination of the Company's financial statements and determines the independence of such accountants. Messrs. Naughtin and Lauchner serve on the Compensation Committee, which reviews the compensation and bonuses of the Chief Executive Officer and other executive officers of the Company, and approves the grant of stock options to executive officers of the Company under its stock option plan.

  The Company has agreed with Coleman and Company Securities, Inc., the representative of the several underwriters in the Company's initial public offering in August 1997 ("Coleman"), that, for a period of three years from the closing of the initial public offering, the Company will allow an observer designated by Coleman and acceptable to the Company to attend all meetings of the Board of Directors. Such observer has no voting rights, is reimbursed for out-of-pocket expenses incurred in attending such meetings and receives $1,500 per Board meeting attended.

  During the fiscal year ended January 31, 1998 (the "1998 Fiscal Year"), the Board of Directors met 8 times. Neither the Audit Committee nor the Compensation Committee met during the 1998 Fiscal Year. All of the directors attended at least 75% of the total number of meetings of the Board of Directors.

              SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                         AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 21, 1998 by: (i) each director and nominee; (ii) the Company's Chief Executive Officer; (iii) each person who is known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock; and (iv) all directors and executive officers of the Company as a group.

                                                              SHARES OF COMMON
                                                            STOCK BENEFICIALLY
                                                                      OWNED(1)
                                                            ------------------
                                                               NUMBER  PERCENT
BENEFICIAL OWNER                                            OF SHARES OF TOTAL
-------------------------------------------------------------------------------
Daniel M. Fine(2)..........................................   633,323     26.2%
Frank Hadam(3).............................................   213,859      8.8
Herbert L. Fine(3).........................................   211,859      8.8
Mitsui & Co. Ltd.(4).......................................   132,310      5.5
  2-1 Otemachi 1 Chome
  Chiyoda Ku
  Tokyo, Japan
James P. Chamberlin(5).....................................    10,676       **
Anthony C. Naughtin(6).....................................       750       **
Norman W. Lauchner(7)......................................    10,750       **
All directors and executive officers as a group (six
 persons)(8)............................................... 1,081,217     44.5%

--------
 ** Less than 1%
(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.
(2) Of this amount, 47,499 shares are subject to an option granted by Mr. D. Fine to principals of Cairncross & Hempelmann, P.S., counsel to the Company.
(3) Of this amount, 15,834 shares are subject to an option granted by each of Mr. Hadam and Mr. H. Fine to Cairncross & Hempelmann, P.S., counsel to the Company. Includes 750 shares of Common Stock subject to outstanding stock options granted to each of Messrs. Hadam and Fine that are exercisable within 60 days of April 21, 1998.
(4) Includes 23,801 shares of Common Stock held of record by Digit, Inc., a wholly-owned subsidiary of Mitsui & Co., Ltd.
(5) Consists of 10,676 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 21, 1998.
(6) Consists of 750 shares of Common Stock subject to outstanding stock options held by Mr. Naughtin that are exercisable within 60 days of April 21, 1998.
(7) Consists of 750 shares of Common Stock subject to outstanding stock options held by Mr. Lauchner that are exercisable within 60 days of April 21, 1998.
(8) Comprised of Messrs. D. Fine, Hadam, H. Fine, Chamberlin, Naughtin and Lauchner. Includes 13,676 shares of Common Stock subject to outstanding stock options held by the group that are exercisable within 60 days of April 21, 1998.

                            EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

  The following table shows, for the fiscal years ended January 31, 1998 and 1997, respectively, certain compensation awarded or paid to, or earned by, the Chief Executive Officer. No officer of the Company earned salary and bonus in excess of $100,000 in the 1998 Fiscal Year:

                          SUMMARY COMPENSATION TABLE

                                                                         ANNUAL
                                                                   COMPENSATION
                                                                   ------------
   NAME AND PRINCIPAL POSITION                         FISCAL YEAR       SALARY
  -----------------------------------------------------------------------------
   Daniel M. Fine, Chief Executive Officer............        1998      $86,750
                                                              1997      $58,113

STOCK OPTION GRANTS AND EXERCISES

  No stock options were granted to or exercised by the Chief Executive Officer during the 1998 Fiscal Year.

COMPENSATION OF DIRECTORS

  Effective on December 5, 1997, the Company adopted a stock-based compensation program for the non-employee directors on the Board of Directors to become effective at the next regular meeting of the Board. Under the plan, each non-employee director of the Company is granted stock options to purchase 750 shares of Common Stock for each regular and special meeting of the board attended (but not committee meetings on which such director serves), plus reasonable expenses incurred in attending such board meetings. The stock options are immediately exercisable at an exercise price of the greater of $6.50 or the fair market value of the Common Stock on such meeting date.

EMPLOYMENT AGREEMENTS

  Daniel M. Fine and James P. Chamberlin have entered into employment agreements with the Company. Each agreement is for a term of three years, and is subject to automatic renewal for successive one year terms unless either the employee or the Company gives 90 days notice of an intention to not renew such agreement. In addition, Messrs. Fine and Chamberlin are each party to the Company's standard assignment of inventions and nondisclosure agreement which provides that each will endeavor to protect all intellectual property rights of the Company and will not disclose confidential Company information to outside parties during the term of their respective employment agreements and for a period of 18 months thereafter.

  Mr. Fine's employment agreement provides for an annual base salary of $95,000, subject to annual review by the Board of Directors. A discretionary bonus may be determined by the Board of Directors. Additionally, pursuant to a non-competition covenant, Mr. Fine has agreed not to compete with the Company for two years following the termination of his employment.

  Mr. Chamberlin's employment agreement provides for an annual base salary of $90,000, subject to annual review by the Board of Directors. A discretionary bonus may be determined by the Board of Directors. Additionally, pursuant to a non-competition covenant, Mr. Chamberlin has agreed not to compete with the Company for two years following the termination of his employment.

  Enforcement of non-competition covenants is a matter of state law. There can be no assurance that a state court, or any other court of competent jurisdiction, would enforce the non-competition covenants included respectively in the employment agreements of either Mr. Fine or Mr. Chamberlin.

CERTAIN TRANSACTIONS

  InterNAP Network Services LLC ("InterNAP"), a company that Anthony C. Naughtin, a Director of the Company, founded and serves as president and chief executive officer, has provided the Company with Internet network and Web server hosting services in the past. For the 1998 Fiscal Year, the Company paid to InterNAP approximately $64,000 for such services. The Company believes that such services were provided on terms no less favorable to the Company then could have been obtained from unaffiliated parties. The Company anticipates that it will continue to engage InterNAP's services during the fiscal year ended January 31, 1999.

  In October 1997, the Company entered into a joint feasibility study with Mitsui & Co., Ltd. ("Mitsui"), a Japanese trading company, to consider establishing a Kabushiki Kaisha company in Japan named "fine.com KK" that would provide interactive online services to the Japanese market. In addition, the Company has provided Web services to Mitsui Intermodal Terminal Inc. and Digit, Inc., affiliates of Mitsui. Mitsui, through its direct and indirect shareholdings, is a greater than five percent shareholder of the Company. See "Security Ownership Of Directors, Executive Officers And Certain Beneficial Owners."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company believes that, during the 1998 Fiscal Year, all filing requirements pursuant to Section 16(a) of the Securities Exchange Act of 1934 applicable to its officers, directors and greater than 10% beneficial owners were complied with, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required.

                               ----------------

                     PROPOSAL 2: RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 1999, and has further directed that management submit the selection of the independent auditors for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements for the prior three fiscal years. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxies and entitled to vote at the meeting will be required to ratify the selection of Ernst & Young LLP.

                               ----------------

                                 ANNUAL REPORT

  A copy of the Company's 1998 Annual Report to Shareholders, including the Annual Report to the SEC on Form 10-KSB and the financial statements, is enclosed. Additional copies of the Annual Report may be obtained without charge by writing to the Secretary of the Company at 1525 Fourth Avenue, Suite 800, Seattle, Washington 98101. The exhibits to the Form 10-KSB are available upon payment of a nominal charge to cover the Company's cost of copying and mailing such exhibits.

                               ----------------

                                OTHER BUSINESS

  As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, it is intended that the shares represented by properly completed and signed proxies will be voted in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors,

                                          James P. Chamberlin
                                          Secretary

May 13, 1998

PROXY                    FINE.COM INTERNATIONAL CORP.                      PROXY
                         1525 FOURTH AVENUE, SUITE 800
                           SEATTLE, WASHINGTON 98101

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel M. Fine and James P. Chamberlin as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of fine.com International Corp. held of record by the undersigned on April 21, 1998 at the annual meeting of shareholders to be held on June 11, 1998 and any adjournment or postponement thereof.

 (CONTINUED ON THE OTHER SIDE - IMPORTANT TO MARK, DATE AND SIGN ON THE OTHER
                                     SIDE)




                           . FOLD AND DETACH HERE .


                 Shareholders are cordially invited to attend
                        fine.com International Corp.'s
                        Annual Meeting of Shareholders
                                 June 11, 1998
                                 at 10:00 a.m.
                                    in the
                         Century Square Plaza Building
                             16th Floor, Room 1625
                              1501 Fourth Avenue
                           Seattle, Washington 98101

The Board of Directors recommends a vote "FOR ALL Nominees" in Item 1 and "FOR"
Item 2.

                                                                Please mark
                                                                your votes   [X]
                                                               as indicated
1. ELECTION OF DIRECTORS
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

                      FOR all                    WITHHOLD
                nominees listed below          AUTHORITY to
                (except as marked to      vote for all nominees
                 the contrary below)           listed below
                        [ ]                        [ ]


        Daniel M. Fine
        James P. Chamberlin
        Herbert L. Fine
        Frank Hadam
        Norman W. Lauchner
        Anthony C. Naughtin

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as the Company's independent public accountants for fiscal year 1999.

                     FOR          AGAINST          ABSTAIN
                     [ ]            [ ]              [ ]

SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEM 2.

                  I plan to attend the Annual Meeting.   [ ]


                                  Dated:                                  , 1998
                                         ---------------------------------

                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Signature if held jointly

                                  Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                           . FOLD AND DETACH HERE .